EXHIBIT 99.1

JOINT FILING AGREEMENT

Each of the undersigned, pursuant to Rule 13d-1(k)(1) under the Act, hereby agrees and acknowledges that only one statement containing the information required by Schedule 13G need be filed with respect to the ownership by each of the undersigned of the Common Stock and the information required by this Schedule 13G, to which this Agreement is attached as an exhibit, is filed on behalf of them.  The undersigned further agree that any further amendments or supplements thereto shall also be filed on behalf of each of them.

Date: February 14, 2024	RIBBIT CAPITAL II, L.P.
By: RIBBIT CAPITAL GP II, L.P. Its: General Partner

By: RIBBIT CAPITAL GP II, LTD.
Its: General Partner

	By:	/s/ Meyer Malka
Meyer Malka
Director

RIBBIT CAPITAL III, L.P.
By: RIBBIT CAPITAL GP III, L.P. Its: General Partner

By: RIBBIT CAPITAL GP III, LTD.
Its General Partner

By:	/s/ Meyer Malka
Meyer Malka
Director

BULLFROG CAPITAL, L.P.
By: BULLFROG CAPITAL GP, L.P. Its: General Partner

By: BULLFROG CAPITAL GP, LTD.
Its General Partner

By:	/s/ Meyer Malka
Meyer Malka
Director

RH-N BULLFROG OPPORTUNITY , LLC
By: BULLFROG CAPITAL GP, L.P. Its: Managing Member

By: BULLFROG CAPITAL GP, LTD.
Its General Partner

By:	/s/ Meyer Malka
Meyer Malka
Director

RH RIBBIT OPPORTUNITY II, LLC
By: RIBBIT CAPITAL GP II, L.P.
Its: Managing Member

By: RIBBIT CAPITAL GP II, LTD.
Its General Partner

By:	/s/ Meyer Malka
Meyer Malka
Director

RH-D RIBBIT OPPORTUNITY II, LLC
By: RIBBIT CAPITAL GP II, L.P. Its: Managing Member

By: RIBBIT CAPITAL GP II, LTD.
Its General Partner

By:	/s/ Meyer Malka
Meyer Malka
Director

RH-E RIBBIT OPPORTUNITY II, LLC
By: RIBBIT CAPITAL GP II, L.P. Its: Managing Member

By: RIBBIT CAPITAL GP II, LTD.
Its General Partner

By:	/s/ Meyer Malka
Meyer Malka
Director

RIBBIT CAPITAL GP II, L.P.

By: RIBBIT CAPITAL GP II, LTD.
Its: General Partner

By:	/s/ Meyer Malka
Meyer Malka
Director

RIBBIT CAPITAL GP II, LTD.

By:	/s/ Meyer Malka
Meyer Malka
Director

RIBBIT CAPITAL GP III, L.P.
By: RIBBIT CAPITAL GP III, LTD. Its: General Partner

By:	/s/ Meyer Malka
Meyer Malka
Director

RIBBIT CAPITAL GP III, LTD.

By:	/s/ Meyer Malka
Meyer Malka
Director

BULLFROG CAPITAL GP, L.P.

By: BULLFROG CAPITAL GP, LTD.
Its: General Partner

By:	/s/ Meyer Malka
Meyer Malka
Director

BULLFROG CAPITAL GP, LTD.

By:	/s/ Meyer Malka
Meyer Malka
Director

RIBBIT MANAGEMENT COMPANY, LLC

By:	/s/ Meyer Malka
Meyer Malka
Managing Director

MEYER MALKA

By:	/s/ Meyer Malka
Meyer Malka